UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

HERBST GAMING, LLC

(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2011, Herbst Gaming, LLC (the “Company”) amended its Articles of Organization by filing its Amendment to Articles of Organization with the Secretary of State of the State of Nevada (the “Amendment”) to provide for the change of its name from “Herbst Gaming, LLC” to “Affinity Gaming, LLC.” There were no other changes to the Company’s Articles of Organization.

A copy of the Amendment of the Company is being furnished as Exhibit 3.1 and the related press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Amendment to Articles of Organization, dated May 20, 2011, filed with the Secretary of State of the State of Nevada.

99.1	Press release, dated March 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, LLC

Date: May 23, 2011	By:	/s/ MARC H. RUBINSTEIN
Marc H. Rubinstein
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Amendment to Articles of Organization, dated May 20, 2011, filed with the Secretary of State of the State of Nevada.

99.1	Press release, dated March 23, 2011.